                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: May 18, 1998

                           QUEEN SAND RESOURCES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     Delaware                        0-21179                   75-2615565
  ---------------                ---------------             ---------------
  Jurisdiction of                Commission File             I.R.S. Employer
   Incorporation                      Number                 Identification
                                                                 Number

             3500 Oak Lawn, Suite 380, LB #31, Dallas, TX 75219-4398
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (214) 521-9959

Item 9.   Sales of Equity Securities Pursuant to Regulation S.
          ----------------------------------------------------

         On May 1, 1998, the Company issued an aggregate of 500,000 shares of its Common Stock to two foreign companies for an aggregate of $1,250,000 pursuant to the exercise of 500,000 "A" Warrants .


         The shares were issued to an entity that is not a "U.S. person" as that term is defined under Regulation S and were issued pursuant to the exemption from registration provided by Regulation S.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 QUEEN SAND RESOURCES, INC.


                                 By:      /s/   Edward J. Munden
                                         -------------------------------------
                                         Edward J. Munden,
                                         President and Chief Executive Officer
Dated:  May 18, 1998